Exhibit 10.2

AMENDMENT TO THE
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of April 28, 2026 (this “Amendment”), is entered into by and among MERCADOLIBRE, INC. (the “Borrower”), as borrower, the guarantors party hereto (the “Guarantors”), and CITIBANK, N.A., as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the “Lenders”), and the Administrative Agent entered into that certain Amended and Restated Revolving Credit Agreement, dated as of September 27, 2024, as amended by that certain Amendment No. 1 dated as of September 12, 2025 (“Amendment No. 1”) (as further amended, amended and restated, supplemented or otherwise modified from time to time on or prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”).

WHEREAS, the Borrower, the Guarantors and the Administrative Agent (acting at the direction of the Majority Lenders) wish to enter into this Amendment in order to amend the definition of “Excluded Subsidiary” set forth in Section 1.01 of the Existing Credit Agreement.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.1.    Relation to Credit Agreement. This Amendment is entered into in accordance with Section 9.01 of the Existing Credit Agreement and constitutes an integral part of the Credit Agreement.

Section 1.2.    Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement (as amended by this Amendment) are used herein as therein defined, and the rules of interpretation and other definitional provisions set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

ARTICLE II

AMENDMENT TO CREDIT AGREEMENT

Section 2.1.    Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below), the Existing Credit Agreement shall be amended as follows:

(a) Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby amended by adding the defined terms listed below in alphabetical order:

“ “Amendment No. 2” means the AMENDMENT NO. 2 TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of April 28, 2026, entered into by and among the Borrower, the several Guarantors party thereto, the several Lenders party thereto and the Administrative Agent.”

“ “Amendment No. 2 Effective Date” means the date on which the conditions precedent set forth in Section 4.1 of the Amendment No. 2 have been satisfied or waived in accordance with Section 9.01.”

(b) Section 1.01 (Defined Terms) of the Existing Credit Agreement is hereby further amended by deleting the definition of "Excluded Subsidiary" in its entirety and replacing it with the following:

“ “Excluded Subsidiary” means any subsidiary that (i) is not or ceases to be a Wholly Owned Subsidiary of the Borrower as a consequence of a third party investing in or acquiring capital stock of such subsidiary for Fair Market Value, as determined in good faith by the Borrower; (ii) is prohibited or restricted by applicable law or regulation from being or becoming a Guarantor or, if the Guarantee made hereunder would require governmental (including regulatory) consent, approval, license or authorization, or is or becomes a regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions, and in each case, the Borrower reasonably determines that the granting or maintenance of a Guarantee by such subsidiary or prohibited by, or would be unduly burdensome under, Applicable Laws or regulations; or (iii) in the case of any subsidiary other than the Initial Guarantors, the Borrower reasonably determines that the granting or maintenance of a Guarantee by such subsidiary would result in adverse tax consequences to the Borrower or any of its Subsidiaries; provided, however, that notwithstanding anything else in this definition or in this Agreement, no Initial Guarantor shall be deemed to be an Excluded Subsidiary if deeming such Initial Guarantor as an Excluded Subsidiary would result in the aggregate revenues of the Guarantors representing less than 60% of the revenues of the Borrower.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each of the Loan Parties represents and warrants to the Administrative Agent (for itself and on behalf of the Lenders), as of the Amendment No. 2 Effective Date, that:

Section 3.1.    Representations and Warranties of the Credit Agreement. The representations and warranties set forth in Article III of the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct in all material respects (or in all respects to the extent already qualified as to materiality) on and as of Amendment No. 2 Effective Date as if made on and as of such date, except (i) to the extent any of such representations and warranties expressly relate to an earlier date and (ii) that with regards to the representations and warranties included in Section 3.01 (Financial Statements) and Section 3.02 (No Change) of the Credit Agreement, references to “December 31, 2024” and “June 30, 2025” shall be replaced with “December 31, 2025”, respectively.”.

Section 3.2.    Authority; Enforceability. This Amendment and the Credit Agreement, as amended by this Amendment, are within each Loan Party’s corporate powers and this Amendment has been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Credit Agreement, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, in each case except as enforceability may be limited by applicable bankruptcy, insolvency, quiebra, concurso mercantil, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 3.3.    Governmental Approvals; No Conflicts. The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement, as amended by this Amendment, (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for those already obtained or made and currently in full force and effect, (ii) will not violate any applicable law or regulation or the Organizational Documents of any Loan Party, (iii) will not violate or result in a default under any order of any Governmental Authority, any indenture, agreement or other instrument binding upon any Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, in a manner that could reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party.

Section 3.4.    Absence of Defaults. Before and after giving effect to this Amendment on the Amendment No. 2 Effective Date, no Default or Event of Default has occurred and is continuing.

Section 3.5.    Legal Form. This Amendment and the Credit Agreement, as amended by this Amendment, are in proper legal form under the law of the jurisdiction of formation or incorporation of each Loan Party for the enforcement thereof against the relevant Loan Party and if this Amendment and the Credit Agreement, as amended by this Amendment, were stated to be governed by such law, they would constitute legal, valid and binding obligations of the applicable Loan Party under such law, enforceable in accordance with their terms. It is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in the jurisdiction of formation or incorporation of each Loan Party of this Amendment, the Credit Agreement or the Promissory Notes, as applicable, that any thereof be filed, recorded or enrolled with any Governmental Authority, or that any such document be stamped with any stamp, registration or similar transaction tax, except that in order for this Amendment, the Credit Agreement or the Promissory Notes, as applicable, to be admissible in evidence in legal proceedings in a court in Mexico, Brazil, Colombia, Chile and Argentina such documents would have to be translated into the Spanish or Portuguese language, as applicable, by a court-approved translator and would have to be approved by such court after the defendant had been given an opportunity to be heard with respect to the accuracy of the translation, and proceedings would thereafter be based upon the translated documents.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.1.    Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions precedent are satisfied, as determined by the Lenders (the “Amendment No. 2 Effective Date”), unless waived in writing by the Lenders:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the parties hereto;

(b) no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment and the consummation of the transactions contemplated hereby;

(c) the representations and warranties set forth in Article III of the Credit Agreement and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of the Loan Parties pursuant to the Credit Agreement, shall be true and correct in all material respects (or in all respects to the extent already qualified as to materiality) on and as of Amendment No. 2 Effective Date as if made on and as of such date, except to the extent any of such representations and warranties expressly relate to an earlier date; and

(d) the Administrative Agent shall have received a certificate of the Borrower, executed by the secretary or any assistant secretary of its Board of Directors, substantially in the form of Exhibit D to the Credit Agreement, dated as of the Amendment No. 2 Effective Date, with respect to (i) the authority of each Loan Party to execute, deliver, perform and observe the terms and conditions of this Amendment; (ii) the identity, authority and capacity (including specimen signatures) for each Person who, on behalf of each Loan Party, signed this Amendment; and (iii) each Loan Party’s valid existence under the laws of their respective jurisdiction.

ARTICLE V

MISCELLANEOUS

Section 5.1.     Notices. All notices, requests and other communications to any party hereto shall be given or served in the manner contemplated in Section 9.02 of the Credit Agreement.

Section 5.2.    No Waiver; Status of Loan Documents. This Amendment shall not constitute an amendment, supplement or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, supplement, waiver or consent to any action on the part of any party hereto that would require an amendment, supplement, waiver or consent of the Lenders except as expressly stated herein. Except as expressly amended, supplemented or waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. No failure or delay on the part of the Lenders in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Amendment and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies available at equity or law. Nothing in this Amendment shall constitute a novation (novación) of the Loan Parties’ obligations under the Credit Agreement or any other Loan Document, which obligations continue in full force and effect as set forth in the Loan Documents and the Credit Agreement, as amended hereby.

Section 5.3.    Amendment. Once effective, this Amendment may not be amended, waived, discharged or terminated except pursuant to Section 9.01 of the Credit Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and permitted assigns of the parties hereto.

Section 5.4.    Headings. The section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 5.5.    Governing Law; Jurisdiction, Service of Process and Venue.

(a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) Each of the undersigned hereto agrees that any dispute relating to this Amendment shall be determined in accordance with Section 9.14 of the Credit Agreement and the provisions of Sections 9.14 and 9.15, 9.16, and 9.18 of the Credit Agreement are incorporated herein by reference.

Section 5.6.    Counterparts. Section 9.08 of the Credit Agreement is incorporated herein by reference.

Section 5.7.    Agent Instruction. The Administrative Agent has been instructed by the Majority Lenders to execute and deliver this Amendment and perform its obligations hereunder.

Section 5.8.    Reaffirmation and Acknowledgement. Each Guarantor hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Borrower and each Guarantor hereby (a) reaffirms, ratifies and confirms its payment obligations, guarantees, pledges, grants of security interests and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party; and (b) agrees and confirms that (i) each Loan Document to which it is a party or otherwise bound, shall continue to be in full force and effect and the payment and performance of all obligations (including as amended and reaffirmed pursuant to this Amendment) under each of the Loan Documents, (ii) no additional filings or recordings need to be made, and no other actions need to be taken, by such Person as a consequence of this Amendment, and (iii) all guarantees, pledges, grants and other undertakings under each of the Loan Documents shall continue to be in full force and effect, shall be valid and enforceable, shall not be impaired or limited by the execution or effectiveness of this Amendment or any of the transactions contemplated hereby.

Section 5.9.    Loan Documents. This Amendment shall be deemed to be a Loan Document.

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER
MERCADOLIBRE, INC.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

GUARANTORS
EBAZAR.COM.BR LTDA.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

DEREMATE.COM DE MEXICO S. DE R.L. DE C.V.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

MPFS, S. DE R.L. DE C.V.

By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

MERCADOLIBRE COLOMBIA LTDA.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

MERCADO PAGO INSTITUIÇÃO DE PAGAMENTO LTDA
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

MP AGREGADOR, S. DE R.L. DE C.V.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

MERCADOLIBRE CHILE LTDA.
By:    _______________________________
Name: Martin de los Santos
Title: Attorney in fact
By:    _______________________________
Name: Gregorio Bekes
Title: Attorney in fact

[Signature Page to Amendment No. 2]

ADMINISTRATIVE AGENT
CITIBANK, N.A., acting at the direction of the Majority Lenders
By:    _______________________________
Name:
Title:
[Signature Page to Amendment No. 2]